EXPERTS IN POWER AND MOTION CONTROL

This presentation contains “forward-looking statements,” as defined in the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties which, in many cases, are beyond the control of the company. These risks and uncertainties include, but are not limited to, economic conditions in general, business conditions in material handling, elevator, mining, and renewable energy markets, operating conditions, competitive factors such as pricing and technology, risks associated with acquisitions and divestitures, legal proceedings, the risk that the company’s ultimate costs of doing business exceed present estimates, and those described in Item 1A of our most recent annual report on Form 10-K. Further information regarding factors that could affect Magnetek’s results can be found in the company’s filings with the Securities and Exchange Commission. The forward-looking statements in this presentation relate to developments, results, conditions, or other events we expect or anticipate will occur in the future. Words such as “believes,” “anticipates,” “estimate,” “may,” “should,” “could,” “plans,” “expects” and similar expressions identify forward-looking statements. Those statements may relate to future equity value, pension expenses, pension obligations and funding amounts, revenues, margins, earnings, cash flows, market conditions, new strategies, and the competitive environment, and include the statements on the slides entitled “Today’s Business,” “Future Growth Drivers in Our Served Markets,” “FY 2013-2015 Top Level Objectives,” “Why Invest in Magnetek?,” “Defined Benefit Pension Plan” and “Magnetek Enterprise Value”. We undertake no obligation to update or revise any forward-looking statements. Actual results could differ materially from those anticipated in the forward-looking statements and from any projections or illustrations included in this presentation. We may, in the course of our financial presentations, earnings releases, earnings conference calls, and otherwise, publicly disclose certain numerical measures which are or may be considered "non-GAAP financial measures” under SEC Regulation G. As used herein, "GAAP" refers to generally accepted accounting principles in the United States. Non-GAAP financial measures disclosed by management are provided as additional information to investors in order to provide them with an alternative method for assessing our financial condition and operating results. These measures are not in accordance with, or a substitute for, GAAP, and may be different from or inconsistent with non-GAAP financial measures used by other companies. This presentation includes non-GAAP measures such as EBITDA and adjusted EBITDA. EBITDA represents our GAAP results adjusted to exclude interest, taxes, depreciation and amortization. Adjusted EBITDA represents EBITDA adjusted to exclude non-cash pension and stock compensation expenses. Forward-Looking Statements 2

Magnetek, Inc. (NASDAQ: MAG) 3 Magnetek is a leading provider of energy-efficient digital power and motion control systems used in overhead material handling, elevator and mining applications. Our power control systems enable customers to improve operational efficiency and save energy.

What is Digital Power Control? 4 Digital power control is being applied to an increasing number of industries and applications  Digital power control is achieved through the application of variable frequency drives (VFDs)  VFDs control motor speed, torque, and direction by varying motor input frequency and voltage  VFDs are common across all of Magnetek’s served markets  About one third of the world’s energy is consumed by electric motors running at a fixed speed  Benefits of the application of VFDs: o Allows for changes in speed and torque of the motor o More precise motion control o Reduced energy consumption

Digital Power Applied to Our Primary Served Markets 5 FY 2012 Revenue Contribution Material Handling Mining Elevators D escr ip tio n Supply drives and subsystems to most of America’s manufacturers of overhead cranes/hoists Supply drives that enable energy efficient mining equipment, mainly for underground coal applications Largest independent manufacturer of digital motion control systems for high-rise, high-speed elevators, serving the world’s largest elevator OEMs Value-added solutions approach to each of our served markets P ro d u ct s • Digital AC/DC controls • AC/DC radio controls • Braking subsystems • Pendant stations • Power delivery systems • Elevator duty AC and DC drives and controls • Fully regenerative AC and DC drives • Digital AC and DC drives and controls • Voltage regulators • Speed controls Material Handling, $81.0 Elevator, $22.6 Mining, $7.1 Renewable Energy, $3.6 Figures in US$ millions

Digital Power Bundled in a Crane System



MONDEL®
Brake-by-Wire Braking Subsystems
BLACK MAX® & BLUE MAX®
Inverter-Duty Motors
IMPULSE® & OMNIPULSE™
Digital Drive Subsystems
ELECTROMOTIVE®
Festoon Electrification Systems
SCS®
Load Swing-Control
Hardware and Software
TELEMOTIVE®
Radio Remote Crane
and Hoist Controls
ELECTROBAR®
Conductor Bar Electrification Products
LASERGUARD®
Distance-Detection & Collision Avoidance Sensors

- Overhead cranes have lives of 50 years or more
- Technology advancements provide opportunities for improved performance and safety, cost savings, and higher efficiency
- Our products comprise the "intelligence" of the crane system

MAGNETEK 6

Digital Power in an Elevator - Quattro® Energy Saving Drive 7 Under load, an elevator motor consumes electricity as the elevator car is lifted — but actually generates energy as the car descends Magnetek’s QUATTRO® elevator motion control system captures the energy generated by the elevator drive and motor and returns it to the utility power grid QUATTRO® also minimizes power line “noise”, which can interfere with building electronics, such as data processing, lighting and security systems With Magnetek’s QUATTRO®, maximum electric power is regenerated to the utility grid, saving building owners thousands of dollars in electricity bills each year

 Magnetek has built a long-standing relationship-driven, diversified blue-chip customer base that includes many of the most recognized names in its served markets We Touch Many Blue-Chip Customers Strong customer and end-user loyalty over years of proven innovation, expertise and service 8

Industry & Application Expertise Drive Higher Margins 9  Multi-disciplined team consisting of more than 100 engineers, designers, and technicians  Leveraging our knowledge in a variety of disciplines and applications to add value  We believe that our value-add proposition has been vital to our growth and profitability 28.0% 29.0% 30.0% 31.0% 32.0% 33.0% 34.0% 35.0% CY 2007 CY 2008 CY 2009 CY 2010 CY 2011 CY 2012 Gross Margin % of Sales - 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 CY 2007 CY 2008 CY 2009 CY 2010 CY 2011 CY 2012 Adjusted EBITDA in US$ Millions  Gross margins consistently in excess of 30%  Adjusted EBITDA increased from $8MM to $18MM in the last four years

History of Magnetek 10  Founding and acquisition period – rapid growth phase – 1984 to 1995 • Founded in 1984, Magnetek grew very quickly by acquisition through the mid-1990’s • Focus on electro-mechanical technologies - ballasts, motors, generators – financed with debt • Grew to $1.5 billion in sales and nearly 15,000 employees in 1994  Divestiture period – downsizing phase with retention of certain liabilities – 1996 to 2001 • Acquisition period resulted in significant debt balances • Electro-mechanical businesses became increasingly “commoditized” (pricing & margin pressure) • Prior management executed a plan to divest electro-mechanical businesses to repay debt ‒ Retained power electronic solutions with competitive advantages and better growth prospects • Terms of these divestiture agreements resulted in retention of a number of liabilities from previously owned businesses ‒ Primarily pension obligations, and to a lesser extent, certain various environmental & other liabilities ‒ Pension was considered fully funded in 2001, but using a higher discount rate (7.6%) than today (3.5%)

Today’s Business 11  Today’s business – built through acquisitions in the early 2000’s timeframe • Relocated from CA to WI in 2007, cut costs, focused on power control systems solutions • We have no debt but a large legacy pension issue as interest rates have declined ‒ The pension liability comprises 2/3 of enterprise value today • Current management is committed to growing the business while resolving legacy issues • As legacy liabilities decline, the equity value of the Company could increase substantially  Our value proposition – continue to grow profitably while reducing our liabilities • Current business has a history of consistently strong cash flow and EBITDA growth ‒ FY 2012 adjusted EBITDA was $18MM, and we believe we can continue to grow EBITDA ‒ Continuing operations generated $15MM in cash in FY 2012 prior to pension contributions • We currently have $29MM in cash & our business fundamentals remain solid ‒ Pension funding amounts are estimated at $54MM over the next 3 years ($40MM over the next 2 years) • We believe the risk of further declines in interest rates is minimal ‒ If interest rates increase, our pension liability could be further reduced • We believe we have a high probability of substantial gains in equity value over the next 3-5 years ‒ Based on growth in our business, and continuing strong EBITDA and cash generation ‒ Based on our belief that interest rates will not decrease and we reduce our pension with contributions

Material Handling Overview  Our customers include the majority of America’s manufacturers of overhead cranes & hoists  Wide variety of served industries – aerospace, automotive, steel, aluminum, paper, logging, mining, shipping  Proven ROI to customers – increased thru-put, labor and energy savings, lower operating cost, safer workplace  Growth opportunities – market share gains, wireless applications, mobile hydraulic, automation, waste to energy 12 Percent of FY 2012 Total Revenue Material Handling =71% Material handling business bundles products with engineered services to provide customer-specific solutions (drives, radios, brakes, electrification, other features, etc.)

Elevator Overview 13  Magnetek Elevator drives are found in many of the world’s most recognizable buildings: Percent of FY 2012 Revenue Elevator business provides highly integrated digital motion control subsystems and drives used primarily in mid/high-rise, high-speed elevator applications Elevator = 20%  Magnetek’s top OEM customers comprise over 80% of the world market share ‒ More than 70,000 DC drives in operation world-wide  Installed base, brand-name recognition, expertise, proven technology  Growth opportunities – regenerative drives, AC market share, geographic expansion

Mining Overview 14  Systems are used in coal hauling vehicles, shuttle cars, scoops, and other heavy equipment  Largest installed base of DC drives in mining industry – provides repair & upgrade opportunities - 10,000 drives in the field valued at $55 million  Global demand for coal is projected to continue to grow although coal’s share of the total energy mix is declining  Growth opportunities - AC drives, radios, surface mining, coal outside US Percent of FY 2012 Revenue Magnetek is the leading independent supplier of AC and DC digital motion control systems to underground coal mining equipment manufacturers in North America Mining = 6%

Renewable Energy Overview  More than 500 Magnetek highly engineered, custom designed wind inverters installed in the field ($30MM)  Inverter is critical component of wind generation system  Wind farms are designed for 20 year functional life and have 24/7 operation in harsh environments; captive market demand for parts and repairs for many years 15 Percent of FY 2012 Revenue Transitioned business in 2012 from design & manufacture to service & repair of existing installed base Renewable Energy = 3%

Results of Continuing Operations FY 2012 - in US$ millions except per share amounts Prior Year (Amounts in US$ millions) FY 2012 2011 Change Net sales Material handling 81.0$ 70.7$ 10.3$ Elevator 22.6 23.5 (0.9) Energy delivery (Mining and RE) 10.7 23.4 (12.7) Total net sales 114.3$ 117.6$ (3.3)$ Cost of sales 74.5 78.1 (3.6) Gross profit 39.8$ 39.5$ 0.3$ Gross margin % 34.9% 33.6% 1.3% Research & development 3.8 4.4 (0.6) Pension expense 6.9 5.9 1.0 Selling, G & A 21.1 21.2 (0.1) Total operating expenses 31.8 31.5 0.3 Income from operations 8.0$ 8.0$ (0.0)$ Provision for income taxes 1.1 0.9 0.2 Net income - continuing operations 6.9$ 7.1$ (0.2)$ Earnings per share - continuing ops 2.14$ 2.22$ (0.08)$ Total sales down 3% over prior year; MH sales up 15% over prior year – R/E down more than 75% from prior year GM% up 130 bps to 34.9% (35.9% prior to RE impairment charge of $1.2MM) – favorable shift in mix from RE to MH Income from operations of $8.0 million, representing 7% of sales despite higher pension expense Continuing operations EPS comparable to prior year at $2.14 per share Business performing quite well, particularly in traditional served markets 16

Condensed Balance Sheet Dec-2012 versus Dec-2011 17 Increase (Amounts in US$ Millions) Dec-12 Dec-11 (Decrease) Cash 29.0$ 20.9$ 8.1$ Accounts receivable 15.8 16.7 (0.9) Inventories 14.9 13.7 1.2 Fixed assets, net 2.9 4.0 (1.1) Goodwill & other assets 36.2 36.7 (0.5) Total Assets 98.8$ 92.0$ 6.8$ Accounts payable & other 18.1$ 20.9$ (2.8)$ Long term d bt - - - Pension benefit obligation 102.3 98.1 4.2 Other long term obligations 1.1 1.5 (0.4) Deferred taxes 8.2 7.2 1.0 Stockholders' equity (deficit) (30.9) (35.7) 4.8 Total Liabilities & Equity 98.8$ 92.0$ 6.8$ Pension obligation reflects annual re-measurement at Dec-2012 – increase due to lower interest rates Cash balances increased $8 million from prior year – after contributing nearly $12 million to pension plan AR days below 50; inventory turnover above 5 turns Pension funding requirements are currently below the balance sheet figure Simple business model, healthy cash levels, and strong asset management

Future Growth Drivers in Our Served Markets 18  Focus on increasing efficiency and productivity – Our products improve operational efficiency by increasing output while reducing labor and maintenance costs, resulting in significant returns on investment  Growing energy needs should result in growth opportunities in our served markets  Shift from electro-mechanical control to digital power control – Technology improvements allow for downsizing of power platforms and inclusion of high-performance features valued by the marketplace  Conversion to wireless applications – Many industries are rapidly adopting remote wireless control solutions  Modernization and upgrade of existing but outdated equipment  Systems solutions – customers seeking increasingly integrated solutions  Communication and diagnostic features – smart devices, performance monitoring  Safer workplace environments We Believe Future Demand for our Products will be Aided by the Following Trends:

FY 2013-2015 Top Level Objectives  Consistent revenue growth over 3 years – Overall growth rate impacted by renewable energy downturn  Expand geographically outside US and Canada – Grow export sales to 15% from 12% (from $14MM annually to $20MM in FY 2015)  Maintain gross margins in excess of 30% – Manage sales prices and material costs – Use product modifications, enhanced features, and product bundling to add value  Achieve operating profit margins of 10% of sales – Effectively manage R&D and SG&A costs while growing the business  Maximize cash flow through effective asset management – Fund most, if not all, of pension contributions of $54MM over the next 3 years with cash generated from operations  Assure adequate financial resources are available to fund growth and meet obligations 19

Why Invest in Magnetek?  We know we are a thinly traded, micro-cap stock requiring a longer investment horizon  We have an established history of consistently strong cash generation  Our legacy liabilities, mainly our pension, comprise the majority of enterprise value (EV) today  Over the next 3 to 5 years, we should see a substantial reduction in liabilities, which could translate into substantial equity appreciation, providing outsized returns ‒ Reduce our pension through contributions; could also benefit substantially from increasing interest rates in 2014 and beyond  EV today is approximately $110MM, or approximately $35 on a per share basis ($23 is pension)  The lower pension could result in a higher EV to EBITDA multiple than the current multiple of 6X ‒ A multiple of 8-9 times EBITDA results in EV of $140-160MM, or EV of $45-50 per share  We further believe EV could increase, as we believe adjusted EBITDA could increase over time by 40% to $25MM - 5 years out if economic conditions remain stable ‒ Under this scenario, EV could increase to $200MM, or approximately $60 per share  With a lower pension, most, or perhaps all, of our EV per share could be equity value 20 We Believe There is Opportunity for Substantial Returns for Shareholders

Appendix

Defined Benefit Pension Plan  Legacy from our history as a $1 billion industrial electro-mechanical company – Retained the liability as we divested businesses in late 1990’s / early 2000’s – Plan was frozen in 2003 – no new participants, no further service years, no compensation credits  Our pension obligation has increased from $40MM to $100MM over the past 5 years despite $50MM of contributions, due to declining interest rates – 100 basis points change in interest rates = $20MM on our pension obligation – We believe the majority of rate declines are behind us (we are not relying on rate increases near-term)  The near-term solution is to reduce the pension obligation through contributions – Contributions over the next 3 years are estimated at $54MM – we have $29MM in cash today – We generated $20MM in cash in FY 2012 prior to pension contributions of $12MM – Our 3 year plan is to generate sufficient cash to fund the $54MM in contributions  Pension obligation should decline to $50MM by the end of 2015 – If we contribute $54MM, and can earn 5% on our assets, and the discount rate stays flat at 3.5% – If the business performs through 2015 similar to 2012, we can retain most of our existing $29MM in cash  Our pension liability represents a significant discount in our share price, and as it decreases over time, the value of our equity should increase proportionally 22

Relationship Between Share Price and Pension Obligation 23 * Share prices and pension liability as of end of fiscal period – not charted throughout the year - 10.00 20.00 30.00 40.00 50.00 60.00 70.00 80.00 90.00 MAG Share Price versus Net Pension Liability (GAAP liability less cash on hand) MAG price Net pension - Strong correlation between increasing pension and decreasing share price - Pension increased in 4 of 6 periods; share price declined each of those 4 periods

Magnetek Enterprise Value  Assumptions used in the following illustration for fiscal year 2013 through 2015: – Overall economic conditions through 2015 remain similar to 2012 – business performs similar in terms of cash flow – Interest rates do not increase – discount rate remains at 3.5%; asset return rate averages 5% from 2013 to 2015 – The enterprise value of the Company remains flat at $113MM; adjusted EBITDA and multiple both remain flat – The Company contributes $54MM to the pension plan from 2013 through 2015, reducing the pension liability – The reduction in the pension liability is realized as an increase in the Company’s market cap – on a $ for $ basis  We believe we have significant potential to increase shareholder value through deleveraging 24

Historical Pension Plan Figures  From an accounting perspective, as of June 2001, the plan was “fully funded” – pension plan assets were equal to the projected pension liability (PBO) – Past 10 years characterized by interest rate reductions, less than expected returns on assets, and accelerated funding requirements (Pension Protection Act of 2006)  Interest rate reductions over the past 10 years have significantly increased the NPV of the future pension obligation (PBO)  Our objective is to become fully funded again and terminate the plan 25

Primary IR Contact: Marty Schwenner Chief Financial Officer 262.703.4282